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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 1999



                        ALLIANCE CAPITAL MANAGEMENT L.P.
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             (Exact Name of Registrant as Specified in its Charter)



           Delaware                       1-9818                 13-3434400
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      (State or Other             (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation                                Identification No.)
       or Organization)



      1345 Avenue of the Americas
           New York, New York                                      10105
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(Address of Principal Executive Offices)                         (Zip Code)



                                 (212) 969-1000
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              (Registrant's telephone number, including area code)



                                      None
        --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



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     ITEM 5.  Other Events.

     On August 3, 1999, Alliance Capital Management L.P. ("Alliance Holding") filed with the Securities and Exchange Commission a Proxy Statement Prospectus on Schedule 14A (the "Proxy Statement") in connection with the proposed transfer of its business to a newly-formed private limited partnership, Alliance Capital Management L.P. II ("Alliance Capital") in exchange for all units of Alliance Capital. Upon consummation of the reorganization, Alliance Capital will conduct unchanged the diversified investment management services business presently conducted by Alliance Holding, and all employees of Alliance Holding will become employees of Alliance Capital.

     The Proxy Statement contains selected historical consolidated financial data of Alliance Holding and selected unaudited pro forma financial data of Alliance Capital and Alliance Holding, in each case for the three months ended March 31, 1999, and the capitalization of Alliance Holding on a historical basis and the capitalization of Alliance Capital and Alliance Holding on a pro forma basis, in each case as of March 31, 1999. Attached hereto as Exhibits
99.1 and 99.2, respectively, are such selected historical financial data of Alliance Holding and such selected pro forma financial data of Alliance Holding and Alliance Capital, each for the six months ended June 30, 1999, and such capitalization figures of Alliance Holding and Alliance Capital as of June 30, 1999.

     The Proxy Statement also contains unaudited pro forma condensed financial statements for the three months ended March 31, 1999 and 1998 for both Alliance Holding and Alliance Capital. The pro forma financial statements contained therein are derived from the historical consolidated financial statements of Alliance Holding set forth in its Annual Report on Form 10-K for the year ended December 31, 1998 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1999 and reflect the effects of the reorganization as if it occurred on March 31, 1999 (for statement of financial condition purposes) and January 1, 1998 (for income statement purposes). The pro forma financial statements do not purport to represent what the financial position or results of operations of Alliance Capital and Alliance Holding would actually have been if the reorganization had occurred on these dates, or to be indicative of the future financial position or results of operations of Alliance Capital and Alliance Holding. These pro forma financial statements and the notes thereto should be read in conjunction with Alliance Holding's consolidated financial statements and notes.

     Attached hereto as Exhibit 99.3 are unaudited pro forma condensed financial statements for the six months ended June 30, 1999 and 1998 for both Alliance Holding and Alliance Capital. The pro forma financial statements contained therein are derived from the historical consolidated financial statements of Alliance Holding set forth in its Annual Report on Form 10-K for the year ended December 31, 1998 and and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999 and reflect the effects of the reorganization as if it occurred on June 30, 1999 (for statement of financial condition purposes) and January 1, 1998 (for income statement purposes). The pro forma financial statements do not purport to


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represent what the financial position or results of operations of Alliance
Capital and Alliance Holding would actually have been if the reorganization had occurred on these dates, or to be indicative of the future financial position or results of operations of Alliance Capital and Alliance Holding. These pro forma financial statements and the notes thereto should be read in conjunction with Alliance Holding's consolidated financial statements and notes.

     In connection with the reorganization, Alliance Holding is offering to its unitholders the opportunity to exchange Alliance Holding units for Alliance Capital units, on a one-for-one basis. The Equitable Life Assurance Society of the United States ("Equitable Life") and its affiliates, which at June 30, 1999 collectively owned approximately 57% of the outstanding Alliance Holding units, have agreed with Alliance Holding to exchange substantially all of their Alliance Holding units on the same terms as the exchange offer. Accordingly, the pro forma adjustments assume that Equitable Life and its affiliates will exchange all of their Alliance Holding units for an equivalent number of Alliance Capital units, except for an amount equal to an approximately 2% economic interest in Alliance Holding. Alliance Holding is unable to predict which unitholders, other than Equitable Life and its affiliates, will participate in the exchange offer. However, for illustrative purposes, the pro forma adjustments assume that no unitholder will participate in the exchange offer, other than Equitable Life, its affiliates and other unitholders who, were they to exchange all of their Alliance Holding units for Alliance Capital units, would hold a sufficient number of Alliance Capital units to qualify for certain block transfer safe harbors set forth in United States Treasury regulations. Based on these assumptions, Alliance Holding would own an approximately 38.15% limited partnership interest in Alliance Capital at June 30, 1999. Alliance Holding's interest in Alliance Capital will entitle it to a share of cash distributions from, and in the allocation of profits and losses of, Alliance Capital in proportion to Alliance Holding's percentage ownership.

     If the reorganization is consummated, Equitable Life has agreed to pay $3 million to Alliance Capital for any internal personnel and overhead costs and expenses of Alliance Holding, Alliance Capital or their common general partner relating to the consideration and implementation of the reorganization and the exchange offer and other expenses relating to the transaction. Equitable Life has agreed to pay $1.5 million to Alliance Holding for such costs if the reorganization is not consummated. Any such payment has not been reflected in the unaudited pro forma condensed financial statements because of its nonrecurring nature and because it is not material. Other expenses incurred in connection with the reorganization and the exchange offer, estimated to be approximately $8 million, will be borne by Equitable Life and have not been reflected in the pro forma condensed financial statements.

     In the future, Alliance Holding will incur various ongoing expenses, which primarily will include professional, filing and registration fees. Alliance Capital will reimburse Alliance Holding for all expenses that are necessary or appropriate for the conduct of the business of Alliance Holding, other than the 3.5% federal tax on gross business income and other taxes.



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As these amounts are not expected to be material, they have not been reflected in the pro forma condensed financial statements.

     Alliance Holding's units are traded on the New York Stock Exchange ("NYSE"). The high and low sale prices on the NYSE during each quarter of the 1999 fiscal year were as follows:

                 1999                     High           Low
                 ----                    -------        ------
                 First Quarter           26 7/8         24 1/2
                 Second Quarter          32 5/16        24 1/8



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ITEM 7(c).  Exhibits.

Exhibit 99.1    Selected Financial Data

Exhibit 99.2    Capitalization

Exhibit 99.3    Pro Forma Condensed Financial Statements (Unaudited)



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ALLIANCE CAPITAL MANAGEMENT L.P.


                                           ALLIANCE CAPITAL MANAGEMENT
                                           CORPORATION, its General Partner

Dated: September 30, 1999                  By: /s/ David R. Brewer, Jr.
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                                              Name:  David R. Brewer, Jr.
                                              Title: Senior Vice President and
                                                       General Counsel